UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2021

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

delaware	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street, 27th Floor, New York, New York	10281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-321-5002

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 7, 2021, theMaven, Inc. (the “Company”) eliminated its: (i) Series F Convertible Preferred Stock, par value $0.01 per share (the “Series F Convertible Preferred Stock”); (ii) Series I Convertible Preferred Stock, par value $0.01 per share (the “Series I Convertible Preferred Stock”); (iii) Series J Convertible Preferred Stock, par value $0.01 per share (the “Series J Convertible Preferred Stock”); and (iv) Series K Convertible Preferred Stock, par value $0.01 per share (the “Series K Convertible Preferred Stock), through the filing of a Certificate of Elimination of each of its Series F, Series I, Series J, and Series K Convertible Preferred Stock (collectively, the “Certificates of Elimination”) with the Secretary of State of the State of Delaware. The effect of the Certificates of Elimination under the Delaware General Corporation Law is to eliminate from the Company’s Amended and Restated Certificate of Incorporation all matters set forth in the Certificates of Designation related to the Series F Convertible Preferred Stock, Series I Convertible Preferred Stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock. None of the authorized shares of the Series F, Series I, Series J, and Series K Convertible Preferred Stock were outstanding as of September 7, 2021.

A copy of each of the Certificates of Elimination are attached hereto as Exhibit 3.1 through 3.4.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Elimination of the Certificate of Designation of Series F Convertible Preferred Stock

3.2	Certificate of Elimination of the Certificate of Designation of Series I Convertible Preferred Stock

3.3	Certificate of Elimination of the Certificate of Designation of Series J Convertible Preferred Stock

3.4	Certificate of Elimination of the Certificate of Designation of Series K Convertible Preferred Stock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: September 13, 2021	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer